MATERIAL AGREEMENTS	12 Months Ended
Dec. 31, 2020
Disclosure of material agreements [Abstract]
MATERIAL AGREEMENTS
NOTE 17:-	MATERIAL AGREEMENTS

a.
The Company has awarded a contract with BARDA which was modified in July 2017 and May 2019 providing supplemental funds and support. In addition, in March 2020 the company was awarded with $5,500 to support emergency readiness for NexoBrid deployment. The amended contract valued up to $159,000. The modified contract includes $82,000 of funding to support development activities to complete the FDA approval process for NexoBrid for use in thermal burn injuries and emergency readiness for NexoBrid deployment, as well as procurement of NexoBrid.

On January 2020, BARDA initiated the procurement of NexoBrid for emergency stockpile as part of the HHS mission to build national preparedness for public health medical emergencies. The initial BARDA order is valued at $16,500, with the first delivery of NexoBrid which accepted in August 2020 followed by a second delivery in the forth quarter of 2020.  Additional deliveries are expected to occur throughout 2021 on a quarterly basis.

The First BARDA Contract also includes options for BARDA (i) to further fund $10,000 in development activities for other potential NexoBrid indications, and (ii) to further fund $50,000 for additional procurement of NexoBrid.

In September 2018, the Company has awarded additional contract with BARDA to develop NexoBrid for the treatment of Sulfur Mustard injuries as a medical countermeasure as part of BARDA preparedness for mass casualty events.

The contract provides approximately $12,000 of funding to support research and development activities up to pivotal studies in animals under the FDA Animal Rule. The contract also contains options for additional funding of up to approximately  $31,000 for additional development activities, animal pivotal studies, and the FDA Biologics License Application (BLA) submission for approval of NexoBrid for the treatment of Sulfur Mustard injuries.

The total potential value of funding commitments from BARDA under the two contracts is currently $202,000, in the aggregate.

As of December 31, 2020, the Company has recorded $63,183 in funding, in the aggregate, from BARDA under the two contracts as well as the procurement of NexoBrid as a medical countermeasure. The participation by BARDA comprises $31,955 which was classified as reimbursement of research and development expenses. Starting May 2019, following entrance into the Vericel license and supply agreements, participation by BARDA in the amount of $24,613 was classified as Revenues from development services, clinical supply in the amount of $596 was recorded as Revenues from sales of products as well as $6,036 of BARDA procurement which were recorded at the net amount of $3,825 following the split of gross profit agreement with Vericel for the initial BARDA procurement .

b.
On May 6, 2019, the Company entered into exclusive license and supply agreements with Vericel to commercialize NexoBrid in North America (the “Collaboration Agreements”).

Pursuant to the Collaboration Agreements, Vericel will obtain the authority over and control of the development, regulatory approval and commercialization of licensed products in the North America territory. MediWound will be responsible for the development of the product through BLA approval, supported and funded by BARDA, as well as the manufacture and supply of NexoBrid. In addition, MediWound retains the commercial rights to NexoBrid in non-North American territory.

Under the terms of the license agreement, Vericel has made an upfront payment to MediWound of $17,500 and agreed to make an additional $7,500 payment contingent upon BLA approval and up to $125,000 in payments contingent upon meeting certain annual sales milestones. Vericel has also agreed to pay MediWound tiered royalties on net sales ranging from high single-digit to teen-digit percentages, a split of gross profit on committed BARDA procurement orders and a teen-digits royalty on any additional future BARDA purchases of NexoBrid. Under the terms of the supply agreement, Vericel will procure NexoBrid from MediWound at a transfer price of cost plus a fixed margin percentage.

The Collaboration Agreements have multiple performance obligations, due to the contract covering multiple phases of the product lifecycle. Under the Vericel licnese and supply agreements, the Company identified three distinct performance obligations: (i) license rights (ii) development services for BLA approval and (iii) manufacturing and supply of NexoBrid.

The Company allocated the Collaboration Agreements transaction price to each performance obligation using the best estimate of the standalone selling price of each distinct good or service in the contract.

The Company determined the license to the Intellectual Property ("IP") to be a right to use the IP, which has significant standalone functionality. Since Vericel has sublicensing rights, effective control over the development strategy in the Territoty and also entitled to generate Revenues from BARDA procurement prior to BLA approval, the license is a distinct performance obligation and as such Revenues are recognized at the point in time that control of the license is transferred to the customer. Since the manufacturing and development services are at market value, then the upfront payment was fully attributed to the license performance obligation. Consequently, during the second quarter of 2019, the Company has recognized Revenues in the amount of $17,500.

Future milestone payments are considered variable consideration and are subject to the variable consideration constraint (i.e. will be recognized once concluded that it is “probable” that a significant reversal of the cumulative Revenues recognized under the contract will not occur in future periods when the uncertainty related to the variable considerations are resolved). Therefore, as the milestone payments are not probable, revenues were not recognized in respect to such milestone payments.

Sales related royalties to be received in exchange for license are recognized at the later of when (i) the subsequent sale occurs or (ii) the performance obligation to which some or all of the sales royalty has been allocated is satisfied (in whole or in part). As royalties are payable based on future commercial sales, as defined in the agreement, which did not occur as of the financial statements date, the Company did not recognize any Revenues from royalties.

Revenues from the sale of products to Vericel will be recognized when all the significant risks and rewards of ownership of the products have passed to the buyer and the seller no longer retains continuing managerial involvement. The delivery date of the products is usually the date of which ownership passes.

Under the Vericel license agreement, in which Vericel has consumed effective control over the BARDA contracts. As a result, participation from BARDA for funding research and development projects are now classified as Revenues from development services.
In Addition,  the Revenues drerived by procurement from BARDA will be recognized on their net amount.